Exhibit 10.2

AMENDMENT NO. 1 TO

THE ASSET PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”), effective as of January 1, 2011, is by and between Arena Pharmaceuticals GmbH (“Buyer”) and Siegfried Ltd. (“Seller”), and modifies the Asset Purchase Agreement dated December 18, 2007, by and between the Parties (the “Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, subject to the Parties’ concurrent execution of Amendment No. 3 to the Toll Manufacturing Agreement between the Parties dated January 7, 2008, as amended, and Amendment No. 2 to the Technical Services Agreement between the Parties, dated January 7, 2008, as amended, the parties desire to amend the Agreement to change the timing of certain payments by Buyer to Seller.

NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. The following part of the second sentence of Article 3.2 of the Agreement:

“[…] the second on the fourth anniversary of the Closing Date, and the third on the fifth anniversary of the Closing Date, each time into the bank account to be designated by Seller.”

is herewith replaced by the following text:

“[…] the second shall be paid on June 15, 2011, and the third shall be paid on October 15, 2011, each time into the bank account to be designated by Seller.”

2. This Amendment becomes effective, if Amendment No. 3 to the Toll Manufacturing Agreement and Amendment No. 2 to the Technical Services Agreement have already been or are entered into within three business days after execution of this Amendment the latest.

3. Unless otherwise specifically amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

4. This Amendment may be executed in multiple counterparts, each of which shall be considered and shall have the same force and effect of an original.

5. This Amendment shall be governed by the laws of Switzerland, excluding the United Nations Convention on the International Sales of Goods.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed, or caused to be duly executed, this Amendment.

SIEGFRIED LTD.

By:	/s/ Hubert Stückler	Date:	March 11, 2011

Print Name and Title:	EVP

By:	/s/ Hans-Rudolf Kern	Date:	March 11, 2011

Print Name and Title:	Head Corporate Projects

ARENA PHARMACEUTICALS GMBH

By:	/s/ Daniel Müller	Date:	March 11, 2011

Print Name and Title:	Daniel Müller, Head SCM

By:	/s/ Arnaud Schattmeier	Date:	March 11, 2011

Print Name and Title:	Arnaud Schattmeier, Controller